UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share, of China Advanced Construction Materials Group, Inc., a Nevada corporation.

(2)	Aggregate number of securities to which transaction applies: 5,488,649 shares of Common Stock, par value $0.001 per share, of China Advanced Construction Materials Group, Inc., a Nevada corporation.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Estimated solely for purposes of calculation of the registration fee in accordance with Exchange Act Rule 0-11 based upon the product of: (i) 5,488,649 the maximum number of shares of common stock of China Advanced Construction Materials Group, Inc., a Nevada corporation that may be exchanged in the merger as of July 19, 2018, multiplied by (ii) $5.90, the average of the closing price for shares of CADC Nevada’s common stock as reported on the Nasdaq Stock Market on July 18, 2018.

(4)	Proposed maximum aggregate value of transaction: $32,383,029.10

(5)	Total fee paid:

$0 ($4,032 less the $4,032 offset described below)

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
$4,032

(2)	Form, Schedule or Registration Statement No.: Registration Statement on Form S-4 (File No. 333-226308)

(3)	Filing Party: China Advanced Construction Materials Group, Inc., a Cayman Islands exempt company.

(4)	Date Filed: November 15, 2018

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

9 North West Fourth Ring Road, Yingu Mansion Suite 1708

Haidian District, Beijing, People’s Republic of China 100190

NOTICE OF FURTHER POSTPONEMENT OF ANNUAL MEETING OF STOCKHOLDERS

November 15, 2018

Dear Stockholder:

The annual meeting (the “Annual Meeting” or the “Meeting”) of stockholders of China Advanced Construction Materials Group, Inc. (the “Company”, “we” or “us”), originally scheduled to be held at 10:00 a.m., Beijing Time, Tuesday, November 14, 2018, has been postponed and will now be held on Friday, January 11, 2019 at 10:00 a.m. Beijing Time, at our corporate headquarters, located at 9 North West Fourth Ring Road Yingu Mansion Suite 1708, Haidian District Beijing, People’s Republic of China.

No changes have been made to the location of the meeting or the proposals to be brought before the Annual Meeting. The record date is now changed from September 24, 2018 to December 11, 2018. We previously made available to our stockholders our proxy statement, the Annual Report on Form 10-K for fiscal year ended June 30, 2017 and other related proxy materials on September 28, 2018 as well as the Notice of Postponement of Meeting postponing the Meeting from October 9 to November 14, 2018. We decided to further postpone the Meeting since the Company needs additional time to finalize its Annual Report on Form 10-K for fiscal year ended June 30, 2018.

We sincerely apologize for any inconvenience this postponement may cause you and appreciate your understanding.

If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will still be voted at the Meeting; however, the Company strongly encourages you to submit a new proxy so that your vote will be based on the most current and accurate financial information of the Company.

Sincerely,

/s/ Xianfu Han
Xianfu Han, Chief Executive Officer
(Principal Executive Officer)

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to Be Held at 10:00 a.m. on January 11, 2019 (Beijing Time)

The Notice of Annual Meeting, proxy statement/prospectus and this Notice of Further Postpone of Annual Meeting, proxy statement/prospectus are available at www.proxyvote.com. The Annual Report on Form 10-K for fiscal year ended June 30, 2018 will be available at www.proxyvote.com immediately upon its filing.